UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2020

WABASH NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10883	52-1375208
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Sagamore Parkway South
Lafayette	Indiana	47905
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Wabash National Corporation (the “Company”) announced that the employment of Jeffrey L. Taylor, the Company’s Senior Vice President and Chief Financial Officer, had ended on January 16, 2020. Mr. Taylor was succeeded as the Company’s Senior Vice President and Chief Financial Officer, effective on January 16, 2020, by Michael N. Pettit, who has served as the Company’s Senior Vice President and Group President, Final Mile Products since January 1, 2018.
Prior to becoming the Company’s Senior Vice President and Group President, Final Mile Products, Mr. Pettit had served as the Company’s Vice President of Finance and Investor Relations since 2014. He also served as the Company’s Final Mile Products segment integration leader following the Company’s acquisition of Supreme Industries, Inc. in September 2017. Mr. Pettit joined the Company in 2012 and has held a number of positions with increasing responsibility, including Director of Finance for Commercial Trailer Products. Prior to joining the Company, from 1998 to 2012, Mr. Pettit held various finance positions with increasing responsibility at Ford Motor Company. Mr. Pettit earned his Masters of Business Administration from Indiana University and his Bachelor of Science in Industrial Management from Purdue University.
As of the date of this Current Report on Form 8-K, no changes to Mr. Pettit’s compensation arrangements, which are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on April 5, 2019, have been made in connection with his promotion. If any such changes are made, they will be disclosed in a timely amendment to this Current Report on Form 8-K. A copy of the Company’s press release announcing Mr. Pettit’s appointment as Senior Vice President and Chief Financial Officer is attached as Exhibit 99.1.
Mr. Taylor’s separation from employment was without cause for purposes of the Company’s Executive Severance Plan and, as a result, he is entitled to receive the severance benefits provided by the Plan as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on April 5, 2019. Under the terms of the Company’s Executive Severance Plan, Mr. Taylor’s entitlement to severance is conditioned on his execution and non-revocation of a release of claims and on his compliance with restrictive covenants set forth in the Plan. No new compensatory arrangements were entered into with Mr. Taylor in connection with his departure, and no existing arrangements were modified.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits. The following exhibits are filed herewith:
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 17, 2020.
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: January 17, 2020	By:	/s/ Brent L. Yeagy
Brent L. Yeagy
President and Chief Executive Officer